Exhibit 99.1

For Immediate Release Contact: Gary J. Fuges, CFA ValueClick, Inc. 1.818.575.4677
VALUECLICK ANNOUNCES FIRST QUARTER 2013 RESULTS

Westlake Village, CA - May 7, 2013 - ValueClick, Inc. (NASDAQ: VCLK) today reported financial results for the first quarter ended March 31, 2013. Revenue was within its guidance range, while adjusted-EBITDA1, GAAP net income from continuing operations per diluted share, and non-GAAP net income2 per diluted share exceeded the high-end of their respective guidance ranges.

“2013 is a transformational year for ValueClick, as we raise our long-term growth potential by integrating our multiple offerings and leveraging our core strengths in data, personalization and cross-device targeting,” said John Giuliani, president and chief executive officer of ValueClick. “As we mentioned during our recent analyst day, short-term disruptions will occur as we integrate multiple offerings and geographies. We are confident that our strategic initiatives will best serve the long-term interests of our advertisers and shareholders.”

Mr. Giuliani continued, “In addition to integration initiatives, we are focused today on capitalizing on the unprecedented short-term opportunity in affiliate marketing. Google's recent decision to exit this market is a seismic shift in the competitive landscape, and we are prioritizing resources to take full advantage. The affiliate marketing industry and its customers are at an inflection point, and ValueClick stands alone as the company with affiliate marketing at its core.”

Highlights from the first quarter of 2013 include:

•	Revenue increased 13 percent from the first quarter of 2012 (Q1 2012) to $165.4 million;

•	Adjusted-EBITDA increased 21 percent from Q1 2012 to $56.3 million;

•	Adjusted-EBITDA margin increased to 34.0 percent from 31.7 percent in Q1 2012;

•	Income from operations increased 45 percent from Q1 2012 to $41.8 million;

•	Non-GAAP diluted net income of $0.42 per common share versus $0.36 in Q1 2012;

•	GAAP diluted income from continuing operations of $0.34 per common share versus $0.25 in Q1 2012; and

•	Free cash flow (defined as cash from operations less capital expenditures) for the three-month period ended March 31, 2013, of $48.1 million.

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1Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation. Please see the attached schedule for a reconciliation of GAAP net income from continuing operations to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

2 Non-GAAP net income is defined as GAAP income from continuing operations before the impact of stock-based compensation and amortization of intangible assets. Please see the attached schedule for a reconciliation of GAAP income from continuing operations to non-GAAP diluted net income per common share.

The consolidated balance sheet as of March 31, 2013 included approximately $129.1 million in cash and cash equivalents, and $80.0 million in total debt.

Share Repurchase Program Authorization Increased to $150 Million
Today, ValueClick also announced that its board of directors has authorized an increase to the Company's share repurchase program of approximately $61 million, raising the Company's total authorization to $150 million. For the twelve-month period ended December 31, 2012, ValueClick repurchased 6.6 million shares of its common stock for a total cost of $110.8 million. No shares were repurchased in the three-month period ended March 31, 2013.

Business Outlook
Today, ValueClick is providing guidance for the second quarter of 2013:

Q2 Guidance
Revenue	$164-$168 million
Adjusted-EBITDA	$52-$54 million
Mid-Point Adjusted-EBITDA Margin	31.9%
Non-GAAP diluted net income per common share	$0.38-0.40
Impact of stock-based compensation and amortization of intangibles, net of tax	$(0.09) - $(0.10)
GAAP diluted net income per common share	$0.29-$0.30

The consolidated revenue guidance mid-point is based on the following segment-level assumptions for revenue growth rates expressed as a percentage change from second quarter 2012 reported revenue levels:

●	Affiliate Marketing:	Up high single-digits
●	Media:	Up high single-digits
●	Owned & Operated:	Up mid single-digits

Second quarter 2013 guidance assumes: stock-based compensation of $5.5 million; amortization of intangible assets of $6.5 million ($2.5 million of which will be classified in Cost of revenue); net interest and other income of zero; a 39 percent effective tax rate; and 78 million diluted shares outstanding.

Conference Call Today at 4:30 p.m. ET
John Giuliani, chief executive officer, and John Pitstick, chief financial officer, will present an overview of the results and other factors affecting ValueClick's financial performance for the first quarter during a conference call and Webcast at 4:30 p.m. ET today. The live conference call can be accessed by dialing (888) 329-8893 or (719) 325-2494. Please dial in approximately ten minutes prior to the start time and provide the operator with the pass code 2102101. A replay of the conference call will be available from Tuesday, May 7, at 7:30 p.m. ET through Tuesday, May 14, at 7:30 p.m. ET at (888) 203-1112 and (719) 457-0820 (pass code: 2102101). The live and archived Webcast of the conference call will be available at http://ir.valueclick.com.

About ValueClick
ValueClick, Inc. (NASDAQ: VCLK) is one of the world's largest digital marketing companies. Through a unique combination of data, technology and services, ValueClick increases brand awareness and drives customer acquisition at scale for the world's largest advertisers, and maximizes advertising revenue for tens of thousands of online and mobile publishers. The Company is based in Westlake Village, California, and has offices in major advertising markets worldwide. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, and the risk that legislation and governmental regulation could negatively impact the Company's performance. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on February 27, 2013; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31,	December 31,
	2013	2012
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$129,134	$136,638
Accounts receivable, net	123,017	147,487
Other current assets	26,284	27,136
Total current assets	278,435	311,261

Note receivable, less current portion	27,117	27,615
Property and equipment, net	29,429	29,014
Goodwill	434,265	434,507
Intangible assets, net	75,346	81,822
Other assets	13,778	15,477
TOTAL ASSETS	$858,370	$899,696

LIABILITIES AND STOCKHOLDERS' EQUITY
Borrowings under credit facility, current	$10,000	$10,000
Other current liabilities	115,826	132,401
Borrowings under credit facility, less current portion	70,000	132,500
Other non-current liabilities	35,546	34,090
Total liabilities	231,372	308,991
Total stockholders' equity	626,998	590,705
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$858,370	$899,696

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended March 31,
	2013	2012
	(Unaudited)
Revenue	$165,438	$146,432
Cost of revenue	62,355	54,685
Gross profit	103,083	91,747
Operating expenses:
Sales and marketing (Note 1)	22,465	20,927
General and administrative (Note 1)	18,213	19,572
Technology (Note 1)	16,700	16,080
Amortization of intangible assets acquired in business combinations	3,923	6,324
Total operating expenses	61,301	62,903
Income from operations	41,782	28,844
Interest and other (expense) income, net	(595)	229
Income before income taxes	41,187	29,073
Income tax expense	14,904	8,875
Net income from continuing operations	26,283	20,198
Net income from discontinued operations	—	1,373
Net income	$26,283	$21,571

Basic income from continuing operations per common share	$0.35	$0.25
Diluted income from continuing operations per common share	$0.34	$0.25
Basic net income per common share	$0.35	$0.27
Diluted net income per common share	$0.34	$0.26
Weighted-average shares used to compute basic net income per common share	75,648	80,339
Weighted-average shares used to compute diluted net income per common share	77,567	82,106

Note 1 - Includes stock-based compensation as follows:
	Three-month Period
	Ended March 31,
	2013	2012
	(Unaudited)
Sales and marketing	$1,174	$1,654
General and administrative	2,439	3,026
Technology	1,184	1,406
Total stock-based compensation	$4,797	$6,086

VALUECLICK, INC.
RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended March 31,
	2013	2012
	(Unaudited)
Net income from continuing operations	$26,283	$20,198
Interest and other expense (income), net	595	(229)
Income tax expense	14,904	8,875
Amortization of acquired intangible assets included in cost of revenue	2,494	2,493
Amortization of acquired intangible assets included in operating expenses	3,923	6,324
Depreciation and leasehold amortization	3,292	2,614
Stock-based compensation	4,797	6,086
Adjusted-EBITDA	$56,288	$46,361

Note 1 - “Adjusted-EBITDA” (GAAP net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in income from interest on the Company's cash and cash equivalents, note receivable and borrowings, and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company's business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company's business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP NET INCOME FROM CONTINUING OPERATIONS TO
NON-GAAP DILUTED NET INCOME PER COMMON SHARE (Note 1)
(In thousands)

	Three-month Period
	Ended March 31,
	2013	2012
	(Unaudited)
Net income from continuing operations	$26,283	$20,198
Stock-based compensation	4,797	6,086
Amortization of acquired intangible assets included in cost of revenue	2,494	2,493
Amortization of acquired intangible assets included in operating expenses	3,923	6,324
Tax impact of above items	(4,784)	(5,250)
Non-GAAP net income	$32,713	$29,851
Non-GAAP diluted net income per common share	$0.42	$0.36
Weighted-average shares used to compute non-GAAP diluted net income per common share	77,567	82,106

Note 1 - “Non-GAAP diluted net income per common share” (GAAP diluted net income from continuing operations per common share before the impact of stock-based compensation and amortization of intangible assets) included in this press release is a non-GAAP financial measure.

Non-GAAP diluted net income per common share, as defined above, may not be similar to non-GAAP diluted net income per common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP diluted net income per common share provides useful information to investors about the Company's performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company's business operations. Management uses non-GAAP diluted net income per common share in evaluating the overall performance of the Company's business operations.

Though management finds non-GAAP diluted net income per common share useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP diluted net income per common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP diluted net income per common share provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)

	Three-month Period
	Ended March 31,
	2013	2012
	(Unaudited)
Affiliate Marketing:
Revenue	$38,311	$37,107
Cost of revenue	4,562	4,176
Gross profit	33,749	32,931
Operating expenses	10,824	9,993
Segment income from operations	$22,925	$22,938

Media:
Revenue	$96,256	$80,749
Cost of revenue	35,839	30,603
Gross profit	60,417	50,146
Operating expenses	29,094	27,742
Segment income from operations	$31,323	$22,404

Owned & Operated Websites:
Revenue	$30,955	$28,675
Cost of revenue	19,516	17,457
Gross profit	11,439	11,218
Operating expenses	5,819	5,885
Segment income from operations	$5,620	$5,333

Reconciliation of segment income from operations to consolidated income from operations:
Total segment income from operations	$59,868	$50,675
Corporate expenses	(6,872)	(6,928)
Stock-based compensation	(4,797)	(6,086)
Amortization of acquired intangible assets included in cost of revenue	(2,494)	(2,493)
Amortization of acquired intangible assets included in operating expenses	(3,923)	(6,324)
Consolidated income from operations	$41,782	$28,844

Reconciliation of segment revenue to consolidated revenue:
Affiliate Marketing	$38,311	$37,107
Media	96,256	80,749
Owned & Operated Websites	30,955	28,675
Inter-segment eliminations	(84)	(99)
Consolidated revenue	$165,438	$146,432